The patient investor

QUARTERLY REPORT: 06/30/17

•	Value • Deep value • Global

•	Ariel Fund
•	Ariel Appreciation Fund
•	Ariel Focus Fund
•	Ariel Discovery Fund
•	Ariel International Fund
•	Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

•	linkedin.com/company/ariel-investments

•	twitter.com/ArielFunds

•	facebook.com/ArielInvestments

Fund performance at a glance	AS OF 06/30/17

Annualized

	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)

Small/mid cap value strategy							11/06/86

Ariel Fund–Investor Class	+ 0.06	+ 26.10	+ 7.56	+ 16.06	+ 6.57	+ 9.69	+ 11.41

Ariel Fund–Institutional Class	+ 0.13	+ 26.47	+ 7.88	+ 16.41	+ 6.75	+ 9.79	+ 11.47

Russell 2500TM Value Index	+ 0.32	+ 18.36	+ 6.21	+ 13.69	+ 6.52	+ 9.60	+ 11.30

Russell 2500TM Index	+ 2.13	+ 19.84	+ 6.93	+ 14.04	+ 7.42	+ 9.19	+ 10.78

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	+ 7.15	+ 10.25

Mid cap value strategy							12/01/89

Ariel Appreciation Fund–Investor Class	+ 0.73	+ 20.19	+ 5.98	+ 14.72	+ 7.55	+ 9.91	+ 10.85

Ariel Appreciation Fund–Institutional Class	+ 0.81	+ 20.52	+ 6.33	+ 15.08	+ 7.73	+ 10.01	+ 10.92

Russell Midcap® Value Index	+ 1.37	+ 15.93	+ 7.46	+ 15.14	+ 7.23	+ 10.11	+ 11.59

Russell Midcap® Index	+ 2.70	+ 16.48	+ 7.69	+ 14.72	+ 7.67	+ 9.75	+ 11.31

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	+ 7.15	+ 9.58

All cap value strategy							06/30/05

Ariel Focus Fund–Investor Class	– 0.52	+ 22.37	+ 3.81	+ 12.00	+ 4.61	–	+ 5.73

Ariel Focus Fund–Institutional Class	– 0.45	+ 22.72	+ 4.08	+ 12.29	+ 4.76	–	+ 5.86

Russell 1000® Value Index	+ 1.34	+ 15.53	+ 7.36	+ 13.94	+ 5.57	–	+ 7.37

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	–	+ 8.36

Small cap deep value strategy							01/31/11

Ariel Discovery Fund–Investor Class	+ 2.53	+ 26.44	– 3.15	+ 3.12	–	–	+ 2.93

Ariel Discovery Fund–Institutional Class	+ 2.49	+ 26.81	– 2.92	+ 3.38	–	–	+ 3.17

Russell 2000® Value Index	+ 0.67	+ 24.86	+ 7.02	+ 13.39	–	–	+ 10.67

Russell 2000® Index	+ 2.46	+ 24.60	+ 7.36	+ 13.70	–	–	+ 11.26

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	–	–	+ 12.78

International all cap strategy							12/30/11

Ariel International Fund–Investor Class	+ 5.55	+ 12.56	+ 2.23	+ 10.03	–	–	+ 7.69

Ariel International Fund–Institutional Class	+ 5.73	+ 12.96	+ 2.52	+ 10.31	–	–	+ 7.96

MSCI EAFE Index (net)	+ 6.12	+ 20.27	+ 1.15	+ 8.69	–	–	+ 8.44

MSCI ACWI ex-US Index (net)	+ 5.78	+ 20.45	+ 0.80	+ 7.22	–	–	+ 7.07

Global all cap strategy							12/30/11

Ariel Global Fund–Investor Class	+ 3.50	+ 12.88	+ 4.37	+ 11.38	–	–	+ 9.43

Ariel Global Fund–Institutional Class	+ 3.54	+ 13.17	+ 4.63	+ 11.67	–	–	+ 9.72

MSCI ACWI Index (net)	+ 4.27	+ 18.78	+ 4.82	+ 10.54	–	–	+ 10.64

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 45. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

1

DISTORTIONS OF EPIC PROPORTIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

For the quarter ending June 30, 2017, Ariel Fund earned +0.06%—trailing the Russell 2500 Value Index, which grew +0.32%, as well as the +2.13% rise of the Russell 2500 Index. Meanwhile, Ariel Appreciation Fund rose +0.73% during the quarter. By comparison, the Russell Midcap Value Index earned +1.37% and the Russell Midcap Index grew +2.70%. While the small-/mid- and mid-cap indexes all experienced gains over the last three months, domestically, large-cap stocks continued to perform best as evidenced by the S&P 500 Index’s +3.09% rise.

When compared to their primary benchmarks, both of our traditional value funds benefitted from financial services sector gains during the second quarter. Conversely, both were hurt by one producer durables stock held in common—helicopter operator, Bristow Group, Inc. (BRS). Lately, Bristow has been plagued by a series of unfortunate events—from grounded aircraft models, to revised guidance on its 2017 liquidity, to volatile oil prices. Wall Street hates this name, as evidenced by the fact that

12 million of its 35 million shares are held by short sellers. While the company has certainly experienced some unique challenges, our overall view has not materially changed given its underlying fundamentals. Here, it is important to note, we do not take the stock’s underperformance lightly and have re-evaluated the company from scratch on more than one occasion. With Bristow selling at a 70% discount to our estimate of its private market value, we are convinced our patience will be rewarded over time, which is precisely why this high-conviction holding is held across a number of Ariel portfolios.

Year to date, the market has been strong. The S&P 500’s +9.34% gain through June is more akin to what one might expect over the course of a full year. We are pleased to report that, in this environment, through June, Ariel Fund and Ariel Appreciation Fund surged +6.62% and +8.14%, respectively—which places both ahead of their primary and secondary benchmarks. More specifically, Ariel Fund outperformed the +1.95% gain of the Russell 2500 Value and the +5.97% rise of the Russell 2500. Similarly, Ariel Appreciation Fund’s performance handily beat the +5.18%

2	ARIELINVESTMENTS.COM

return of the Russell Midcap Value along with the +7.99% jump of the Russell Midcap. So far this year, the strength in our financial names has helped to offset weakness in select holdings—notably Bristow, as discussed earlier. Over longer periods—which are more indicative of skill over luck and thus more meaningful—returns for Ariel Fund and Ariel Appreciation Fund remain exemplary.

DISTORTIONS OF EPIC PROPORTIONS

Recently, we found ourselves musing about the implications of some striking distortions playing out in the stock market. Indeed, there are fewer U.S. stocks, there is less active stock picking, and there is even less Wall Street research. These truths combined with today’s reality—that more asset classes comprise a more global market—are leaving some to conclude that, if you are a portfolio manager focused on U.S stocks, your days may be numbered. Of course, when conventional wisdom starts to congeal around a common point of view, our instinct as natural contrarians is to challenge both the assumptions and the conclusions.

“And yet, here we are today, more convinced than ever before that fewer stocks is just one piece of a multi-dimensional puzzle, in which the possibility of being a successful stock picker has not decreased but significantly increased.”

This past March, one of the few “market strategists” that we follow wrote a paper for Credit Suisse entitled, “The Incredible Shrinking Universe of Stocks: The Causes and Consequences of Fewer U.S. Equities.” The author, Michael J. Mauboussin, has been a long-time friend since his days working with the noted value investor, Bill Miller. The paper got our attention after The Wall Street Journal writer, Jason Zweig, showcased some of its findings in his must-read weekly column, “The Intelligent Investor.” Zweig is often provocative—which was certainly the case in his June 23, 2017, article entitled, “Stock Picking Is Dying Because There Are No More Stocks to Pick.” The underlying basis for the piece was Mauboussin’s finding that, “There has been a sharp fall in the number of listed stocks in the U.S. since 1996.”1 More specifically, Zweig noted, “In less than two decades, more than half of all publicly traded companies have disappeared.”2 (Interestingly, a week later, in response to some astute reader feedback, Zweig wrote a second column laying out some thoughtful counter-arguments to his original thesis on the demise of stock picking.)

In many ways, we were not surprised by some of Mauboussin’s key findings. In our September 30, 2003, client letter entitled, “Disappearing Act,” we pointed out that, “…the boom time of the nineties spurred a spate of merger and acquisition activity [whereby] strategic buyers snapped up many of the most pre-eminent small company stocks.”3 In that same piece, we also wrote about the cost and glare of being public which led to our belief that, “…[an] increasing number of smaller companies appear to be opting out of the once coveted public company status and instead returning to the more low-key private company structure.”4

Our own research looked at consolidation efforts in some of our favorite industries—from toys, to household products companies, to drug retailers, among other areas. At the time, we expressed some concerns about finding new ideas in a shrinking universe. And yet, here we are today, more convinced than ever before that fewer stocks is just one piece of a multi-dimensional puzzle, in which the possibility of being a successful stock picker has not decreased but significantly increased.

Yes, there are fewer stocks than there were 20 years ago. As Mauboussin reports, “The Wilshire 5000 Total Market Index, established in the mid-1970s to capture the 5,000 or so stocks with readily available price data, now has only 3,816 stocks.”5 Closer to home, in the small company pond in which we often fish, Zweig notes, “Back in November 1997, there were more than 2,500 small stocks and nearly 4,000 tiny ‘microcap’ stocks, according to the Center for Research in Security Prices. At the end of 2016, fewer than 1,200 small and just under 1,900 microcap stocks were left.”6

800.292.7435	3

But here is the thing: the U.S. “market” is now inclusive of more asset classes comprising private companies, too—not just public ones. According to the Credit Suisse report, “In 1980, there were only 24 private equity firms and deal volume only modestly exceeded $1 billion. Today, there are more than 3,000 U.S. private equity firms and assets under management for buyout funds are roughly $825 billion…”7 As Mauboussin goes on to explain, “In 1976, an institutional investor who wanted exposure to U.S. equities had only to buy a diversified portfolio of public companies and a venture capital (VC) fund. In 2016, that investor would have to buy a diversified portfolio of public companies, a private equity fund, and late-stage as well as early stage venture capital.”8

“Less research on fewer companies means more price dislocations in these orphaned names. Therein lies great opportunity for stock pickers like Ariel who perform their own original research.”

Beyond more asset classes, there are more stocks listed on exchanges around the world. A growing number of public companies around the globe necessarily means the U.S. market becomes proportionately smaller. This is another big change from two decades ago when the ability to even trade in many foreign jurisdictions came with more significant risks and challenges than today.

In a more global world, there is less active U.S. stock picking. Although some investors (Ariel included) have extended their reach beyond our borders, the root cause of fewer actively managed portfolios is the massive proliferation of indexes and exchange traded funds, which have overtaken traditionally-managed stock portfolios. As we all know, chapter and verse has been written about the vast asset flows into passive investment vehicles in recent years. And yet, less attention has been paid to the glut of actual indexes. On this point, according to Barron’s, “There are nearly 6,000 indexes today, up from fewer than 1,000 a decade ago.”9 Although there was a time when there were more mutual funds than publicly traded companies in the United States, these days there are more ETFs than stocks.

“…[P]assive and quantitative strategies now account for 60% of equity assets, up from less than 30% a decade ago… With cap-weighted indexes, index buyers have no discretion but to load up on stocks that are already overweight.”10 All of which begets a very crowded trade. This is clearly demonstrated through Bank of America Merrill Lynch’s report that “Vanguard Group now owns a 5% stake or more in 491 S&P 500 stocks, up from 116 in 2010.”11 Not to mention, you now have concentration on top of concentration with the FANG stocks—Facebook, Inc. (FB), Amazon.com, Inc. (AMZN), Netflix, Inc. (NFLX), and Google (now Alphabet Inc. [GOOGL])—propelling broad market indexes with active managers piling on as well. With momentum building as more assets flow into select categories, stocks become even more mispriced in other areas as less money flows into the most inefficiently priced names.

This marked bifurcation only grows when one considers Wall Street investment banks no longer have meaningful economic incentives to generate stock research—especially on smaller companies. Less research on fewer companies means more price dislocations in these orphaned names. Therein lies great opportunity for stock pickers like Ariel who perform their own original research. It is also the reason why, despite a strong run, our portfolios continue to look cheap to us, on both an absolute and relative basis, compared to their benchmarks. As such, in many ways, everyone moving to the same end of the see-saw leaves contrarian, value portfolios even more differentiated and, in our view, even better positioned to outperform. Against this backdrop, we continue to identify opportunities that we should be able to harvest for years to come.

PORTFOLIO COMINGS AND GOINGS

Nielsen Holdings plc (NLSN), the global provider of critical data and analytics about what consumers watch and buy, was the lone addition to Ariel Fund during the quarter. The company’s television ratings are the de facto currency for media and advertising decisions totaling hundreds of billions of dollars globally. Its consumer purchase data is unmatched

4	ARIELINVESTMENTS.COM

in scope and scale, and therefore mission-critical information for the world’s leading consumer packaged goods players. As both television viewership and purchasing behavior become more fragmented across online and mobile devices, investors are concerned that Nielsen’s dominance is at risk. But, in our view, this fragmentation only makes Nielsen’s data more valuable. As such, we see the current fears as an opportunity to own a market share leading information services brand with highly recurring and growing free cash flows. We did not eliminate any positions during the quarter.

“With momentum building as more assets flow into select categories, stocks become even more mispriced in other areas as less money flows into the most inefficiently priced names.”

We purchased one new position in Ariel Appreciation Fund in the second quarter of the year, and eliminated two others. We added U.S. Silica Holdings, Inc. (SLCA), a niche supplier of sand to the oil and gas market, primarily servicing the process of hydraulic fracturing. The company is the second-largest producer of silica in the United States and boasts a differentiated logistics and transportation network that makes it a key and preferred supplier among its customer base. In our view, the market underappreciates the strength of the company’s competitive position, the likely pace of its revenue and earnings as demand for sand continues to meaningfully increase, and the attractive cash flow characteristics of its business.

We exited two of our consumer names during the quarter, Tiffany & Co. (TIF) and TEGNA, Inc. (TGNA). Our decision to exit Tiffany was based largely on valuation. The stock’s strong performance in recent months helped it reach our estimate of intrinsic value. We sold our remaining shares in TEGNA in anticipation of its spin-off of Cars.com Inc. (CARS).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

What’s the formula for investment longevity and success? John W. Rogers, Jr. provided his perspectives recently on the PBS program Consuelo Mack WealthTrack. Watch this in-depth interview in its entirety on arielinvestments.com.

1 Michael Mauboussin, “The Incredible Shrinking Universe of Stocks,” Credit Suisse, March 22, 2017: 1.

2 Jason Zweig, “Stock Picking is Dying Because There Are No More Stocks to Pick,” The Wall Street Journal, June 23, 2017.

3 John W. Rogers, Jr. and Mellody Hobson, The Patient Investor, September 30, 2003: page 2.

4 Ibid.

5 Mauboussin, 2.

6 Zweig.

7 Mauboussin, 7.

8 Mauboussin, 3.

9 Kopin Tan, “Man vs. Machine: How Has Indexing Changed the Market?,” Barron’s, July 8, 2017.

10 Ibid.

11 Ibid.

An actively managed portfolio is more risky than a passively managed portfolio that replicates an index because it contains fewer stocks than its benchmark index. Indexes are unmanaged, and an investor cannot invest directly in an index. However, investors may invest in an index fund, which mimics the composition of an index. There are lower costs associated with index funds, as compared to actively managed funds.

800.292.7435	5

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio manager	Portfolio manager	Portfolio manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Financial services	31.00	39.98	27.81	19.71

Consumer discretionary	30.93	10.98	13.95	13.58

Producer durables	19.37	12.32	14.71	10.66

Health care	9.46	5.93	11.89	14.36

Materials & processing	3.99	6.66	7.69	3.09

Technology	2.37	6.86	12.32	19.27

Consumer staples	1.82	3.25	2.75	8.02

Energy	0.58	6.95	4.43	6.01

Utilities	0.00	7.06	4.44	5.30
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.
.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	+ 0.06	+ 26.10	+ 7.56	+ 16.06	+ 6.57	+ 9.69	+ 11.41

Ariel Fund–Institutional Class+	+ 0.13	+ 26.47	+ 7.88	+ 16.41	+ 6.75	+ 9.79	+ 11.47

Russell 2500TM Value Index	+ 0.32	+ 18.36	+ 6.21	+ 13.69	+ 6.52	+ 9.60	+ 11.30

Russell 2500TM Index*	+ 2.13	+ 19.84	+ 6.93	+ 14.04	+ 7.42	+ 9.19	+ 10.78

Russell 2000TM Value Index*	+ 0.67	+ 24.86	+ 7.02	+ 13.39	+ 5.92	+ 8.98	+ 10.69

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	+ 7.15	+ 10.25

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.02%

Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Zebra Technologies Corp.	4.8	6.	Royal Caribbean Cruises Ltd.	3.8
2.	Lazard Ltd., Class A	4.6	7.	Charles River Laboratories Intl, Inc.	3.4
3.	KKR & Co. L.P.	4.5	8.	Kennametal, Inc.	3.4
4.	JLL	4.0	9.	Bio-Rad Laboratories, Inc.	3.2
5.	CBRE Group, Inc., Class A	3.9	10.	MSG Networks, Inc.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*	Beginning with the Fund’s September 30, 2016 annual report, the Fund replaced its secondary benchmark, the Russell 2000 Value Index, with the Russell 2500 Index as the Adviser believes this new index is more indicative of the small/mid cap market in which the Fund invests. The Russell 2000 Value Index is included for historical reference only.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94. See index descriptions on page 45.

6	ARIELINVESTMENTS.COM

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio manager	Co-portfolio manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	32.96	34.95	27.18	19.71

Consumer discretionary	23.30	12.73	15.37	13.58

Health care	16.64	7.09	10.04	14.36

Producer durables	15.17	10.27	12.60	10.66

Consumer staples	2.88	4.02	4.22	8.02

Energy	2.44	8.12	5.64	6.01

Materials & processing	1.84	5.98	6.99	3.09

Technology	0.93	5.32	11.21	19.27

Utilities	0.00	11.52	6.75	5.30
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	+ 0.73	+ 20.19	+ 5.98	+ 14.72	+ 7.55	+ 9.91	+ 10.85

Ariel Appreciation Fund–Institutional Class+	+ 0.81	+ 20.52	+ 6.33	+ 15.08	+ 7.73	+ 10.01	+ 10.92

Russell Midcap® Value Index	+ 1.37	+ 15.93	+ 7.46	+ 15.14	+ 7.23	+ 10.11	+ 11.59

Russell Midcap® Index	+ 2.70	+ 16.48	+ 7.69	+ 14.72	+ 7.67	+ 9.75	+ 11.31

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	+ 7.15	+ 9.58

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)

Investor Class	1.12%

Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Laboratory Corp. of America Holdings	4.8	6.	Interpublic Group of Cos., Inc.	3.9
2.	Zimmer Biomet Holdings, Inc.	4.7	7.	Stanley Black & Decker, Inc.	3.4
3.	AFLAC, Inc.	4.6	8.	Omnicom Group, Inc.	3.4
4.	Northern Trust Corp.	4.0	9.	Lazard Ltd., Class A	3.3
5.	First American Financial Corp.	4.0	10.	Keysight Technologies, Inc.	3.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94. See index descriptions on page 45.

800.292.7435	7

A BARBELL QUARTER

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund declined -0.52% in the second quarter of 2017, trailing its primary benchmark, the Russell 1000 Value Index, as well as the S&P 500 Index, which increased +1.34% and +3.09%, respectively. Year to date, the Fund outperformed the Russell 1000 Value, increasing +6.42% compared to +4.66% for the index, but trailed the S&P 500, which rose +9.34%. Ariel Focus Fund’s materials & processing companies were weak in the quarter, offsetting strength in our producer durables holdings.

This was an Anna Karenina quarter, only backward: “All of our unhappy stocks were alike. Each happy stock was happy in its own way.” The three portfolio holdings detracting most from our performance in the quarter were all materials or energy companies. Mosaic Co. (MOS), Barrick Gold Corp. (ABX) and National Oilwell Varco (NOV) all extract materials from the ground, often in remote locations through expensive, capital intensive processes. All three benefit when the prices of their underlying products (fertilizer, gold and copper, and oil and natural gas, respectively) are strong. Conversely, the share prices of all three companies can be weak when commodity prices are low as was the case in the second quarter.

Mosaic has been one of our most disappointing holdings. We initiated a position in the company in 2013 at a price of $44.87. Since then, its stock price has declined by almost -50% to $22.83. Falling agricultural prices over the last five years (particularly corn and wheat) have pressured farmers in the United States and globally. Good weather has produced consistently high yields. Large crops reduce the need for fertilizers. Just as importantly, low agricultural prices cut farm income, reducing the ability of farmers to pay.

While Mosaic’s performance has certainly been frustrating, our investment thesis remains unchanged. Global populations will continue to grow for decades to come. Higher standards of living have historically been correlated with diets improved by greater consumptions of protein. These sources of protein (particularly cattle and poultry) are fed grain, whose production is improved by fertilizers (particularly potash, phosphates and nitrogen). In the short run, fertilizer prices can decline based on yields, new capacity and even political tensions. But in the long run, demand for these products will almost certainly grow. Mosaic, with its low cost position and geographically-advantaged mines, will be able to benefit.

8	ARIELINVESTMENTS.COM

Barrick Gold was one of our strongest performing stocks in the first quarter, increasing +19.02%. In the second quarter, the stock reversed course, declining -16.07%, which brought it full circle to where it started. In April, the company reduced its outlook for this year’s gold production from 5.6 million ounces to 5.3 million ounces, principally due to problems at its mine in Veladero, Argentina. The process of extracting gold from a large mine is extremely water-intensive. A failed pipe at Veladero brought production to a complete halt. In addition to production problems, the underlying price of gold is also highly sensitive to expectations of U.S. inflation. As we have often written, inflation has remained stubbornly low, well below the target of Federal Reserve officials. The latest jobs’ report did show wages up +2.4% from a year ago. Not as strong as many would like, but a contributor to inflation rather than a cushion.

“While we do not make short-term predictions regarding the direction of the market, we would characterize current valuations as somewhere between ‘fair’ and ‘full.’”

National Oilwell Varco fell -17.71% in the quarter in sympathy with lower oil prices. Like Mosaic, NOV is a leader in a very tough industry. Capital expenditures in oil and gas exploration are down worldwide in reaction to lower prices. Expenditures are particularly weak on deep sea equipment. Offshore oil and gas reserves are often larger than onshore reserves, but are more expensive, at least from an upfront capital perspective. During periods of weak energy prices, offshore exploration budgets can be the first to be cut. While much media attention focuses on increased shale production in the United States, capital expenditures on exploration in the rest of the world have declined. Eventually, this will result in reduced reserves and upward pressure on oil prices. As the old industry saying goes, “The cure for low oil prices is low oil prices.”

While the Fund’s largest detracting positions in the quarter all shared a common theme, our best performers gained generally on company-specific factors. The top contributors were Oracle Corp. (ORCL), Laboratory Corp. of America Holdings (LH) and Stanley Black & Decker, Inc. (SWK). If there is a common theme to explain their performance, we can’t find it, except perhaps a simultaneous positive change in the market’s perception of each.

It is rewarding (and unfortunately uncommon) for an investment to succeed for almost exactly the reasons behind the original investment. Often, some unforeseen positive factor plays a big role in a successful stock, hence the saying, “it is better to be lucky than good.” But in the case of Oracle, our investment thesis has played out pretty much as we had hoped. When we initiated a position in 2013, the company was trading at a little more than 11X our estimate of forward earnings, well below its prior valuation as a highly-respected growth stock. Investors feared, with some justification, that Oracle’s shift away from large one-time sales of licensed-on-premise software to Cloud-based Software as a Service (“SaaS”) would reduce GAAP accounting revenue and earnings growth. These investors were right, to a degree. As Oracle moved its business to the Cloud, revenue growth did slow and actually declined in fiscal 2015 and 2016. But while this new business model reduced large upfront one-time license sales, these were generally replaced with predictable and recurring annual renewals with revenue spread over multiple years. In our view, Oracle is now reaching an inflection point where, in our opinion, recurring revenue from clients added in past years, but recognized in the current accounting period, will exceed lost revenue from one-time sales. After several years of investor skepticism, the market is starting to agree with us. As we go to press in late July, Oracle shares are up over +30% year-to-date, and the forward PE multiple has climbed close to a market average of 17X.

The strong performance of Lab Corp in 2017 reminds us of another phrase from literature, “The dog that didn’t bark.” In 1892, Arthur Conan Doyle had his hero, Sherlock Holmes, solve a mystery by noting that a dog did not bark when it should have. At the end of 2016, investors expected Lab Corp’s results to be hit by new healthcare regulations. In one bear case scenario, the Protecting Access to Medicare Act would impose co-payment requirements on Medicare patients seeking lab results. A high percentage of these payments would be billed but

800.292.7435	9

never collected, resulting in large bad debt expenses. In another bear case, government reimbursement rates to testing centers would be dramatically cut to offset rising drug prices. Lab Corp’s forward PE multiple dropped to 13X at year-end, an unjustified discount in our opinion. So far, these gloomy predictions have not materialized. The dog hasn’t barked. Lab Corp’s multiple has returned to a more reasonable, but still attractive, 15.8X by our calculation.

There has been much commentary about the lack of volatility in the market. But one factor which has gone up and down dramatically over the past several years is investors’ appraisal of Stanley Black & Decker. In 2011, the market looked at the company’s troubled acquisition of Niscayah and decided Stanley was downright ugly. The company had lost its ability to successfully integrate merger targets in the eyes of the market, despite a 150-year history of generally successful growth through acquisition. The company’s successful integration of Black & Decker, completed in 2010, became ancient history. By the middle of 2012, Stanley’s stock price was driven down to a forward PE multiple just over 10X.

“Often, some unforeseen positive factor plays a big role in a successful stock, hence the saying, ‘it is better to be lucky than good.’”

In the eyes of the markets, Stanley Black & Decker has aged quite gracefully over the last six years. The company’s forward PE multiple has returned to its pre-Niscayah levels and then some, now trading at 19X next year’s earnings. The company has regained its reputation as a skillful acquirer announcing several compelling deals, including the acquisition of Newell’s tool business and the purchase of most of the Sears Craftsman brand. We should say Stanley Black & Decker looked pretty good to us the whole time.

We will close with a general commentary on market conditions and how we are positioned. While we continue to find attractive opportunities, they are notably clustered in more cyclical industries such as the materials and energy names we discussed. Companies in the automotive industry are also out of favor and some are trading at attractive valuations. But it is becoming harder to find attractive and less economically-sensitive names. In this category, the opportunities we are finding are often in healthcare, which has its own set of risks. We are in the uncomfortable position of seeing our highest-quality, less-cyclical holdings trading at or near our calculation of fair value.

A portfolio of only our cheapest names would contain an excessive weighting in companies likely to underperform in a down market. While we do not make short-term predictions regarding the direction of the market, we would characterize current valuations as somewhere between “fair” and “full.” As a result, we have decided to position Ariel Focus Fund with a barbell strategy in which our largest positions in our cheapest cyclical companies (such as KKR & Co. L.P. [KKR] and BorgWarner, Inc. [BWA]) are balanced by more modest positions in less cyclical but more expensive companies such as Lockheed Martin Corp. (LMT) and Progressive Corp. (PGR).

PORTFOLIO COMINGS AND GOINGS

We purchased one new position in Ariel Focus Fund in the second quarter, and we eliminated two positions. We added alternative asset manager, Blackstone Group L.P. (BX). Blackstone possesses an impressive record that we believe to be indicative of investment skill and a corporate culture that rewards initiative and independent thinking. We sold our shares in Cardinal Health, Inc. (CAH) and Microsoft Corp. (MSFT) to make room for new opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

10	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	29.15	30.63	19.71

Health care	17.06	14.20	14.36

Producer durables	11.43	8.35	10.66

Technology	10.81	7.43	19.27

Energy	9.49	10.59	6.01

Consumer discretionary	8.69	8.32	13.58

Materials & processing	7.36	3.02	3.09

Consumer staples	5.01	8.23	8.02

Utilities	0.00	9.24	5.30

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	– 0.52	+ 22.37	+ 3.81	+ 12.00	+ 4.61	+ 5.73

Ariel Focus Fund–Institutional Class+	– 0.45	+ 22.72	+ 4.08	+ 12.29	+ 4.76	+ 5.86

Russell 1000® Value Index	+ 1.34	+ 15.53	+ 7.36	+ 13.94	+ 5.57	+ 7.37

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 7.18	+ 8.36

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross

Investor Class	1.00%	1.35%

Institutional Class	0.75%	1.08%

Top ten equity holdings (% of net assets)

1.	KKR & Co. L.P.	5.4	6.	Zimmer Biomet Holdings, Inc.	4.8
2.	Laboratory Corp. of America Holdings	5.3	7.	Lockheed Martin Corp.	4.8
3.	Oracle Corp.	5.2	8.	Lazard Ltd., Class A	4.3
4.	CVS Health Corp.	5.0	9.	Stanley Black & Decker, Inc.	4.1
5.	BorgWarner, Inc.	5.0	10.	JPMorgan Chase & Co.	4.1

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 45.

800.292.7435	11

UNCOVERING SMALL GEMS

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 06/30/17

	2Q17	Year-to-date	1-year	3-year	5-year	Since inception*

Ariel Discovery Fund	+ 2.53%	+ 4.47%	+ 26.44%	– 3.15%	+ 3.12%	+ 2.93%

Russell 2000® Value Index	+ 0.67	+ 0.54	+ 24.86	+ 7.02	+ 13.39	+ 10.67

Russell 2000® Index	+ 2.46	+ 4.99	+ 24.60	+ 7.36	+ 13.70	+ 11.26

S&P 500® Index	+ 3.09	+ 9.34	+ 17.90	+ 9.61	+ 14.63	+ 12.78

* The inception date for Ariel Discovery Fund is 01/31/11.

2017 continued on a positive note for Ariel Discovery Fund, as our second quarter return of +2.53% beat the Russell 2000 Value Index by almost two percentage points, leading to a six-month return of +4.47% vs. +0.54% for the benchmark. For the trailing 12 months, Ariel Discovery Fund’s very strong +26.44% return put it in the top quintile of its Morningstar category1.

Small stocks generally have been weaker than larger stocks in 2017; our outperformance has come from a combination of positive fundamental developments for many of our holdings and recognition by the market of both relative and absolute value.

PORTFOLIO REVIEW

We often use these quarterly letters to explore a theme; last year at this time, for instance, we reported on the massive insider buying we were observing in many of our portfolio holdings. We have also touched on activism, incentives and corporate governance, and the art and science of portfolio management in past communications.

[1]	Past performance does not guarantee future results. For the period ended June 30, 2017, the rankings of Ariel Discovery Fund (Investor Class) for the one-, five- and since inception (1/31/11) periods were 48 out of 392 funds, 294 out of 294 funds, and 256 out of 256 funds, respectively, among Morningstar Small Value funds. Morningstar, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Rankings are based on total returns. Morningstar ranks each fund relative to all funds in the same category. Total returns (on which the rankings are based) would have been lower if certain fees and expenses had not been reduced during these periods.

12	ARIELINVESTMENTS.COM

Since our primary job is stock picking, we thought this would be a good time to give our readers an update on some of our portfolio companies. While many investors and market observers are watching the day-to-day (minute-to-minute?) moves of an erratic market focused on the latest from Washington, we continue to build and manage a portfolio of individual companies which are unloved, underfollowed, and most importantly, underpriced. Following are some favorites we have yet to describe to you in detail.

ASTRONOVA, INC. (ALOT)

FIRST ARIEL PURCHASE WAS IN 2010

We have long considered AstroNova one of the highest quality businesses in our micro-cap portfolio. CEO Greg Woods, appointed to the role in 2014, has carried on the tradition of product excellence and fiscal conservatism of his predecessor Everett Pizzuti and founder Albert Ondis, while also bringing a new focus on execution and Lean Cost Management (LCM) techniques. Operating margins have expanded under Woods’s watch, and, in our view, should continue.

AstroNova’s core competency is data acquisition, processing and output display. This has made it a force in two seemingly-unrelated businesses. Astro-Med Test and Measurement is best known for its ruggedized printers found in commercial and military planes. While pilots use tablets for some tasks, the ability to print flight plans, manifests and other information is essential, and large airliners typically have multiple printers. AstroNova’s 60% market share makes it the clear industry leader. The other business line is Product Identification, where its QuickLabel brand is the industry leader in tabletop digital color label printing.

By our analysis, AstroNova’s intrinsic value has nearly doubled since 2010. Given the quality of the underlying businesses and pristine balance sheet, combined with outstanding leadership, we view the nearly -15% share price decline since March as unwarranted and believe it creates an opportunity. We are enthusiastic long-term owners of this company in our micro-cap portfolio, and, since quarter-end, have also added it to our small cap deep value strategy.

XO GROUP, INC. (XOXO)

FIRST ARIEL PURCHASE WAS IN 2010

Based in New York, XO Group is a multi-platform media company targeting engaged and expecting couples.

TheKnot.com, visited by 80% of all engaged couples in the United States, is the company’s core brand. The company leverages this and its other brands to generate revenue from online advertising (national and local), registry services and publishing. This customer base is an extraordinarily valuable asset; the timeline to purchase is imminent, buyers are relatively price-insensitive, meaningful and long-standing brand relationships can be formed, and, most significantly, the base replenishes itself automatically as new couples become engaged.

“While many investors and market observers are watching the day-to-day moves of an erratic market focused on the latest from Washington, we continue to build and manage a portfolio of individual companies which are unloved, underfollowed, and most importantly, underpriced.”

Founded by David Liu and Carley Roney in 1996 after the “nightmare” of planning their own wedding, the company is now led by CEO Mike Steib and CFO Gillian Munson. To Liu’s credit, he brought in this new team in 2013 to take the company to the next level—a particularly important step given the widespread shift to mobile commerce. While XO Group has been one of our better performing holdings over the years, the market still seems to have some lingering uncertainty around management’s ability to transform the business into a mobile marketplace.

This creates continued upside potential, in our view. XO Group has a pristine, cash-rich balance sheet, exceptional management demonstrating both execution skill and effective capital allocation, and one of the most powerful and lasting brands we have seen in the world of micro-cap companies. We expect continued growth in intrinsic value as the company closes in on its long-term goal of double-digit revenue growth and 20%+ EBITDA margins.

800.292.7435	13

CENTURY CASINOS, INC. (CNTY)

FIRST ARIEL PURCHASE WAS IN 2014

Based in Colorado Springs, Century has mid-market casino operations in Colorado, Canada, Poland, and on 13 cruise ships. Founded in 1992 by co-CEOs Peter Hoetzinger and Erwin Haitzmann, the company is extremely well managed by the pair who each own roughly 5% of the $180 million market capitalization. Century has a record of savvy capital allocation, extending into underserved niche markets with high barriers to entry while maintaining a strong balance sheet.

“…our outperformance has come from a combination of positive fundamental developments for many of our holdings and recognition by the market of both relative and absolute value.”

Recent moves in Canada are most illustrative of Century’s approach. Two years ago, the company opened Century Downs in north Calgary with a strategic location off the Queen Elizabeth II Highway, five miles from Calgary Airport and right next to a large shopping complex. This property is a “racino,” that is, a horse racetrack with slot machines, and Century has full management control and a 75% ownership stake. This March, Century received approval for the Century Mile Racing Entertainment Centre project from the Alberta Gaming and Liquor Commission. This will be a one-mile horse racetrack and casino on Edmonton International Airport land, on the main corridor between Edmonton and Calgary. This $40 million project should be completed in late 2018 and the company expects it to be just as or more successful than Century Downs, which has been a significant contributor to revenues and earnings since opening.

With extremely capable management, a diversified property mix, an undemanding valuation, and the likelihood of continued measured expansion and growth in intrinsic value, Century Casinos has become one of our larger positions as we have continued to add to it this year.

WINNERS AND LOSERS

The top performer during the quarter in Ariel Discovery Fund was West Marine, Inc. (WMAR), which agreed to be acquired late in June and gained +35.33%. Strattec Security Corp. (STRT) rose +27.87%, while Landec Corp. (LNDC) returned +23.75%. On the downside, Bristow Group, Inc. (BRS) lost -49.19%, Orion Energy Systems, Inc. (OESX) dropped -35.35%, and Mitcham Industries, Inc. (MIND) fell -20.82%.

For the first six months of 2017, the top performing names were Kindred Biosciences, Inc. (KIN), up +102.35%, Brooks Automation, Inc. (BRKS), which gained +59.33% before we sold it, and Electro Scientific Industries, Inc. (ESIO), returning +39.19%. On the downside were Bristow Group, GlassBridge Enterprises, Inc. (GLA) and Orion Energy Systems, losing -62.10%, -51.71% and -41.01%, respectively.

PORTFOLIO COMINGS AND GOINGS

We sold out of Brooks Automation and FutureFuel Corp. (FF) when their stocks became fully valued. We added three companies to the portfolio. Edgewater Technology, Inc. (EDGW) and Ballantyne Strong, Inc. (BTN) are each long-term holdings in our micro-cap strategy. Edgewater is a technology consulting firm, and Ballantyne is primarily a cinema screens business. A recent dislocation in both stocks provided an attractive initiation opportunity for our small cap deep value strategy. We also initiated a new position in Synacor, Inc. (SYNC), a technology development company that helps its customers deliver content to consumers through online platforms and portals. A major contract win with AT&T Inc. (T) for a new portal, which went live in April, should be a meaningful growth contributor.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

Morningstar is the source of ranking and standard deviation data: © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

14	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, cpa
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index

Technology	29.99	8.43	14.06	19.27
Consumer discretionary	20.70	11.19	13.46	13.58
Financial services	16.74	42.24	26.32	19.71
Producer durables	9.13	11.14	13.51	10.66

Energy	6.47	6.03	3.48	6.01

Utilities	4.44	7.24	4.77	5.30

Health care	3.04	5.41	14.94	14.36
Materials & processing	2.57	5.90	7.08	3.09
Consumer staples	0.00	2.43	2.37	8.02
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	Since inception

Ariel Discovery Fund–Investor Class	+ 2.53	+ 26.44	– 3.15	+ 3.12	+ 2.93

Ariel Discovery Fund–Institutional Class+	+ 2.49	+ 26.81	– 2.92	+ 3.38	+ 3.17

Russell 2000® Value Index	+ 0.67	+ 24.86	+ 7.02	+ 13.39	+ 10.67

Russell 2000® Index	+ 2.46	+ 24.60	+ 7.36	+ 13.70	+ 11.26

S&P 500® Index	+ 3.09	+ 17.90	+ 9.61	+ 14.63	+ 12.78

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross

Investor Class	1.25%	1.86%

Institutional Class	1.00%	1.32%

Top ten equity holdings (% of net assets)

1.	Cowen Group, Inc., Class A	5.6	6.	PCTEL, Inc.	3.4
2.	Rosetta Stone, Inc.	5.0	7.	XO Group, Inc.	3.3
3.	RealNetworks, Inc.	4.9	8.	Telenav, Inc.	3.3
4.	ORBCOMM, Inc.	4.5	9.	First American Financial Corp.	3.2
5.	Century Casinos, Inc.	4.2	10.	Kindred Biosciences, Inc.	3.0

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the FIscal year ending September 30, 2018.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 45.

800.292.7435	15

A CONTRARIAN’S VIEW ON RISK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

The global equity markets continued to rally in the second quarter and have now posted double-digit returns for the year. As foreign markets outpaced the United States, and emerging markets surged ahead of developed markets, our international fund delivered stronger absolute returns than our global fund. The detailed returns for the second quarter and 2017 to date follow.

	2Q17	Year-to-date

Ariel International Fund	+ 5.55%	+ 13.31%

MSCI EAFE Index (net)	+ 6.12	+ 13.81

MSCI ACWI ex-US Index (net)	+ 5.78	+ 14.10

Ariel Global Fund	+ 3.50%	+ 9.47%

MSCI ACWI Index (net)	+ 4.27	+ 11.48

In bull markets, when everyone’s attention is dominated by the returns being experienced, we think it is important to remind ourselves of the risks that confront investors. In particular, we are concerned by the widespread denial and disregard of many types of risk—valuation risk, balance sheet risk, corporate governance risk and liquidity risk, among others.

The growing dispersion between GAAP (Generally Accepted Accounting Principles) and non-GAAP earnings, as well as the increase in number of companies reporting and incentivized on non-GAAP earnings, is, in our view, a key source of corporate governance risk. Non-GAAP accounting can afford companies greater leeway to boost headline earnings by excluding non-recurring expenses such as employee stock option charges, restructuring costs or one-time balance sheet adjustments. Balance sheet risk arises when companies are rewarded for growth through acquisition, which is often funded by cheap debt. Lastly, we remain uneasy about the rise in short-termism where outside parties, such as activists, are pressuring boards and management teams to undertake expedient activities to boost earnings per share, such as cost cutting or debt-funded share buybacks. In our view, such financial engineering activities do not create long-term value but, instead, temporarily boost the share price, which benefits traders as opposed to long-term investors like Ariel.

The global debt binge is another source of risk. In May, Moody’s Investors Service downgraded China’s sovereign debt for the first time since 1989. Concerns stemmed not only from the high level of corporate debt, which is over 250% of GDP, but also from the rapid pace of growth in

16	ARIELINVESTMENTS.COM

debt issuance, which quadrupled between 2007 and 2014. Then, in June, Argentina issued a 100-year bond which was quickly oversubscribed as investors clamored for the projected 7.9% yield in reckless disregard of the country’s ignominious track record of defaulting eight times in its 200-year history.

“In bull markets, when everyone’s attention is dominated by the returns being experienced, we think it is important to remind ourselves of the risks that confront investors.”

Our contrarian bent of mind naturally makes us vigilant when others are being reckless. Looking at the characteristics of our portfolios today, you will see that our companies generate a higher ROE relative to the benchmark, despite sporting a lower debt/equity ratio. Differently stated, our portfolio holdings have higher profitability ratios and stronger balance sheets with many holding net cash instead of net debt balances. We also have elevated high single-digit cash levels in the portfolio, as there is a paucity of stocks with compelling risk-adjusted return prospects in the markets. Cash is a neglected asset class that acts as a drag in bull markets but can provide potent “dry powder” in bear markets. We believe our prudent and patient approach to investing is poised to pay off over a full market cycle.

“Our contrarian bent of mind naturally makes us vigilant when others are being reckless.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

Question: Describe the research process that you follow.

Answer: Our research process is designed to find franchise-quality companies that are misunderstood and therefore mispriced by the market. We dig deeply into a company’s business model using 360-degree fundamental research in order to identify the best-in-class companies whose prospects can decouple from their industries, and then peel the onion to try to understand the source and sustainability of each company’s competitive advantage. Because we also pay close attention to risk management, we proactively assess not just the upside potential of an investment idea if things go right, but also the downside risks if things go wrong.

Question: As you begin to research an investment, what do you hope to learn? What is top of mind for you?

Answer: When we start researching a company, we try to eliminate them from consideration as a means of avoiding businesses that come with risks that are too high to bear, including factors such as weak balance sheets, poor corporate governance, or low returns on invested capital relative to their weighted average cost of capital.

Question: How would you distinguish Ariel’s research process from other investment firms? What makes Ariel’s research process different?

Answer: We invest to our convictions, not to benchmarks. This means that we are willing to own stocks, sectors, and geographies that other investors may avoid. Our patient investment approach allows us to take advantage of short term volatility.

To read the full Q&A on risk with Chaim Schneider, visit arielinvestments.com.

800.292.7435	17

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	16.97	6.05	10.64
Telecommunication services	16.80	4.25	4.41
Health care	11.19	10.83	8.16
Consumer staples	10.38	11.52	9.93
Financials	10.15	21.49	23.34
Consumer discretionary	8.94	12.07	11.26
Energy	5.93	4.73	6.28
Utilities	3.12	3.40	3.14
Industrials	2.86	14.54	12.04
Real estate	1.66	3.63	3.21
Materials	0.05	7.50	7.56
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	Since inception
Ariel International Fund–Investor Class	+ 5.55	+ 12.56	+ 2.23	+10.03	+ 7.69
Ariel International Fund–Institutional Class	+ 5.73	+ 12.96	+ 2.52	+10.31	+ 7.96
MSCI EAFE Index (net)	+ 6.12	+ 20.27	+ 1.15	+ 8.69	+ 8.44
MSCI ACWI ex-US Index (net)	+ 5.78	+ 20.45	+ 0.80	+ 7.22	+ 7.07

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.52%
Institutional Class	1.00%	1.10%

Top ten companies ^ (% of net assets)

1.	Deutsche Boerse AG	6.5	6.	Koninklijke Ahold Delhaize N.V.	4.4
2.	Nokia Corp.	5.7	7.	Michelin (CGDE)	3.7
3.	GlaxoSmithKline plc	5.1	8.	Telefonica Deutschland Holding	3.5
4.	China Mobile Ltd.	4.9	9.	Nintendo Co., Ltd.	3.3
5.	Roche Holding AG	4.8	10.	Swisscom AG	3.2
^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	17.05	Netherlands	7.12
Germany	11.11	Finland	5.69
Switzerland	9.56	France	5.59
United Kingdom	8.73	United States	4.17
China	7.92	Italy	3.06

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 45.

18	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	21.41	11.42
Information technology	20.61	16.84
Telecommunication services	13.44	3.23
Financials	12.64	18.64
Consumer staples	7.88	9.35
Consumer discretionary	4.65	12.12
Utilities	4.08	3.13
Energy	3.82	6.10
Industrials	3.56	10.87
Real estate	0.72	3.15
Materials	0.00	5.15
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 06/30/17

	Quarter	1-year	3-year	5-year	Since inception
Ariel Global Fund–Investor Class	+ 3.50	+12.88	+ 4.37	+11.38	+ 9.43
Ariel Global Fund–Institutional Class	+ 3.54	+13.17	+ 4.63	+11.67	+ 9.72
MSCI ACWI Index (net)	+ 4.27	+18.78	+ 4.82	+10.54	+10.64

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)[1]	Net	Gross
Investor Class	1.25%	1.70%
Institutional Class	1.00%	1.14%

Top ten companies ^ (% of net assets)

1.	Microsoft Corp.	7.1	6.	China Mobile Ltd.	5.0
2.	Gilead Sciences, Inc.	5.5	7.	Nokia Corp.	4.6
3.	GlaxoSmithKline plc	5.2	8.	Johnson & Johnson	4.4
4.	Roche Holding AG	5.2	9.	Deutsche Boerse AG	3.4
5.	Baidu, Inc.	5.1	10.	Philip Morris Intl, Inc.	3.2
^	For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	38.43	Germany	5.03
China	10.09	Finland	4.57
Japan	7.78	France	4.26
Switzerland	7.66	Netherlands	3.27
United Kingdom	6.35	Italy	1.05

[1]	Effective November 29, 2016 Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2018. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class. Prior to January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 45.

800.292.7435	19

CBS Corporation (NYSE: CBS) 51 West 52nd Street New York, NY 10019 212.975.4321 | CBSCorporation.com

CBS Corporation is a mass media company that creates and distributes industry-leading content across a variety of platforms to audiences around the world. CBS owns the most-watched television network in the U.S. and one of the world’s largest libraries of entertainment content. The firm’s operations span virtually every field of media and entertainment, including cable (Showtime and CBS Sports Network), publishing (Simon & Schuster), radio, local television (CBS Television Stations), film, and interactive and socially responsible media.

WEATHERING THE STORM

Investors remain nervous about secular headwinds affecting the media industry. Audience fragmentation and technology are disrupting the traditional media business model. The value of quality television content continues to increase despite the increase in cord-cutting, skinny bundle pressures and industry-wide audience ratings declines. Specifically, CBS continues to report respectable advertising results as advertisers still find broadcast network television as the most effective way to find new customers. Furthermore, CBS’s digital streaming subscription services, including CBS All Access and Showtime OTT, are adding subscribers at a better than initially expected pace. Management remains on pace to achieve its goal of four million digital subscribers each at CBS All Access and Showtime OTT by 2020.

REVENUE OPPORTUNITIES

The value of television content continues to grow with the proliferation of various new video distribution platforms. We have seen CBS announce streaming agreements with the major participants including Netflix and Amazon and partner with new over-the-top (OTT) live-streaming participants Hulu, YouTube and Sony Vue. We expect premium video content owners, such as CBS, to benefit richly from selling its content through these and subsequent new distribution partners as they surface. Additionally, the retransmission consent fees CBS gets from its cable, satellite and telco operators and the reverse compensation revenues it receives from its network affiliates continues to rise. The company exceeded $1 billion in retransmission and reverse compensation revenues in 2016 and expects to surpass $2.5 billion by 2020. Recurring affiliate and subscription fee revenues now account for approximately 25% of CBS’s revenues compared to just 8% a decade ago. During this period, CBS has reduced its reliance on what is deemed to be more cyclical advertising revenues from 70% to less than one-half of its overall revenues.

CAPITAL ALLOCATION

The economics of CBS’s business model generates strong and consistent free cash flow and a high return on its invested capital. As such, we remain encouraged by Leslie Moonves and the Board’s passionate commitment of exploring strategic alternatives for its non-core assets and aggressively returning capital to shareholders through share repurchases and dividends. The exit of non-core businesses includes the 2014 split-off of its outdoor advertising business and its agreement to combine its radio business with Entercom Communications in a tax-free merger that should close later this year. Concerning the return of capital, CBS repurchased approximately $14.3 billion, 297 million of its shares, through open-market purchases and has paid out over $1.7 billion in dividends since 2011. Astonishingly, its share count has declined nearly 40% during this period.

VALUATION

We believe CBS is well-positioned due to its ability to sell its high quality content no matter what the distribution medium. Currently at $63.78, the stock is trading at a 12% discount to PMV and a FTM Cash EPS multiple of 14.1x.

20	ARIELINVESTMENTS.COM

Safeguard Scientifics, Inc. (NYSE: SFE) 170 North Radnor – Chester Road, Suite 200 Radnor, PA 19087 610.293.0600 | Safeguard.com

Headquartered just outside of Philadelphia and founded in 1953, Safeguard Scientifics (SFE) invests in private, technology-driven companies in the healthcare, financial services, and digital media industries. The company is particularly focused on investing in areas of technology that relate to Artificial Intelligence, Internet of Everything, and Security. We believe these areas of focus represent markets with tremendous growth opportunities. Thus, by investing in Safeguard we are able to gain a diversified exposure to these niche growth industries. Currently, Safeguard has equity investments in 28 private portfolio companies with ownership interest ranging from 25% to 40%. With sizable inside ownership, Safeguard receives board representation, while the company’s CFO and CTO provide additional expertise by working closely with the partner companies.

DEEP VALUE CHECKLIST

In our deep value portfolios, we tend to invest in companies trading close to stated book value. We believe asset value can often provide a more predictable valuation floor for micro-cap and small-cap stocks, as compared to volatile earnings. In some cases, asset value can be understated, as we believe is the case with Safeguard Scientifics. Safeguard currently trades at 1.6x book value. However, Safeguard is required to use the equity method of accounting, which means they must write down the value of its investment in an unprofitable portfolio company. Given that Safeguard is investing in emerging, technology-driven companies, it should come as no surprise that the majority of its investment companies are unprofitable. However, we believe over the past few years, the intrinsic value of Safeguard’s investment portfolio has grown significantly, despite the decline in reported book value.

WHAT NEEDS TO HAPPEN NEXT

Safeguard began its current investment strategy approximately 5-6 years ago. Given the company’s investment horizon, we believe Safeguard is now positioned to have a steady stream of realizations beginning in 2017. Three of the company’s top holdings are MediaMath, Trice Medical, and Transactis. We believe MediaMath is particularly close to monetization. MediaMath provides software which essentially negotiates the price and placements of various advertisements for marketers online. In our estimation, the current value of MediaMath is multiples of Safeguard’s initial investment.

ATTRACTIVE RISK / REWARD PROFILE

In our view, Safeguard is at a critical inflection point. As realizations begin, investors should start to recognize the value of Safeguard’s extensive portfolio of early-stage, high growth investments. With management’s goal of 4-5 realizations per year, the stock should begin to reflect the underlying value of the current investment portfolio. Today, Safeguard Scientific (SFE) trades at a significant discount to our estimate of intrinsic value.

800.292.7435	21

Thermo Fisher Scientific, Inc. (NYSE: TMO) 168 Third Avenue Waltham, MA 02451 651.756.2000 | Thermofisher.com

Thermo Fisher Scientific, Inc. is the global leader in the scientific research market. Demographic trends such as aging of the population have helped boost demand for clinical diagnostics and laboratory research supplies. Additionally, the company develops products for use in industrial applications such as air and water analysis, forensic investigation, food safety testing, and radiation and biochemical detection.

SCALE AND BREADTH ARE ESSENTIAL

The company operates across four broad segments:

Pharmaceutical and Biotechnology; Academic & Government; Diagnostics & Healthcare; and Industrial & Applied. Serving more than 400,000 customers, Thermo Fisher offers a variety of products from highly advanced analytical instrumentation (mass spectrometry; centrifuges) to consumable items such as surgical gloves and test tubes. To illustrate the importance of this broad product offering we need to look at one of the company’s largest customer bases—pharmaceutical companies. As these companies have experienced increased reimbursement pressures and faced patent expirations, management teams are focused on cost savings through increased supplier consolidation. This plays right into Thermo Fisher’s vision of being a one-stop-shop to help customers control costs through economies of scale.

STRONG ALLOCATORS OF CAPITAL

A talented management team is crucial for Thermo Fisher to use its strong cash flow to drive shareholder value. To that end, this management team continues to acquire strategic companies that expand its global reach as well as its breadth and depth in core markets and product lines. In addition to a dividend initiated in 2012, the company has been opportunistically focused on share repurchase.

R&D AND FUNDING TO REMAIN STABLE LONG-TERM

The primary investor concerns are potential spending cuts by pharmaceutical manufacturers as well as constrained governmental spending globally, and the future of venture capital funding. First, pharmaceutical pricing has attracted negative headlines following a few “bad apples”. Although industry price increases have moderated, pharmaceutical companies are likely to continue to heavily invest in product pipelines as new drug innovation drives their long-term business viability. Second, European austerity measures and BREXIT create uncertainty; not to mention, the National Institute of Health (NIH) faces proposed budget cuts. Given bi-partisan support for continued health research, we do not believe the NIH budget will be part of a significant cut. Furthermore, the 21st Century Cures bill, passed in 2016, increases spending over the next 10 years to reform drug approvals, allowing for faster commercialization of treatments. Looking outside of the United States, China continues its 13-year plan to invest in precision medicine. Finally, although slowing, venture capital funding continues. Biotech companies have solid cash on hand to continue pipeline research.

SUMMARY

Thermo Fisher Scientific is viewed as the Johnson & Johnson of life sciences. Going forward, given the solid growth profile of the underlying industry, we believe the company will gain market share through continued innovation, strategic acquisitions, global expansion, and higher penetration with its current client-base. Its tenured management team is likely to continue to allocate its strong free cash flow to share repurchases, paying down debt, and acquisitions. As of June 30, 2017, the company traded at $174.47, a 4% discount to our private market value estimate of $182.47.

22	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	06/30/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 06/30/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	6.64	5.62	12.85	(2.59)	(0.48)	(0.46)	NM	NM	NM	168
Bristow Group, Inc.	BRS	7.65	6.21	21.88	2.18	(0.44)	(3.23)	3.5	NM	NM	269
MTS Systems Corp.	MTSC	51.80	41.53	59.00	3.16	2.95	3.13	16.4	17.6	16.5	866
International Speedway Corp.	ISCA	37.55	30.05	40.31	1.44	1.68	1.60	26.1	22.4	23.5	1,665
MSG Networks, Inc.	MSGN	22.45	14.73	25.30	N/A	2.25	2.32	N/A	10.0	9.7	1,686
Brady Corp.	BRC	33.90	29.36	40.50	1.55	1.81	2.11	21.9	18.7	16.1	1,738
Simpson Manufacturing Co., Inc.	SSD	43.71	38.98	48.41	1.46	1.93	2.10	29.9	22.6	20.8	2,083
Adtalem Global Education, Inc.	ATGE	37.95	17.76	40.70	2.61	2.67	3.09	14.5	14.2	12.3	2,376
Anixter Intl, Inc.	AXE	78.20	51.50	88.00	5.29	5.06	5.37	14.8	15.5	14.6	2,626
Meredith Corp.	MDP	59.45	43.85	66.25	3.55	3.70	3.82	16.7	16.1	15.6	2,651
Sotheby’s	BID	53.67	26.20	56.21	2.08	1.73	1.81	25.8	31.0	29.7	2,867
U.S. Silica Holdings, Inc.	SLCA	35.49	31.79	61.49	0.22	0.68	2.25	161.3	52.2	15.8	2,877
Kennametal, Inc.	KMT	37.42	20.40	43.09	2.26	1.71	2.23	16.6	21.9	16.8	3,003
TEGNA, Inc.	TGNA	14.41	14.03	26.65	1.78	2.67	1.74	8.1	5.4	8.3	3,095
Graham Holdings Co.	GHC	599.65	440.55	615.85	26.75	33.58	33.03	22.4	17.9	18.2	3,352
Littelfuse, Inc.	LFUS	165.00	113.42	173.14	5.45	7.23	7.86	30.3	22.8	21.0	3,744
Dun & Bradstreet Corp.	DNB	108.15	100.46	141.57	7.64	7.46	7.26	14.2	14.5	14.9	3,990
Fair Isaac Corp.	FICO	139.41	109.77	140.64	3.31	3.74	4.32	42.1	37.3	32.3	4,316
The Madison Square Garden Co.	MSG	196.90	160.96	206.60	N/A	0.30	1.53	N/A	656.3	128.7	4,635
Charles River Laboratories Intl, Inc.	CRL	101.15	67.20	102.32	3.76	4.56	5.13	26.9	22.2	19.7	4,818
First American Financial Corp.	FAF	44.69	35.28	45.75	2.74	2.99	3.45	16.3	14.9	13.0	4,939
Zebra Technologies Corp.	ZBRA	100.52	46.13	109.30	4.78	5.10	6.75	21.0	19.7	14.9	5,303
JLL	JLL	125.00	86.62	126.80	10.19	8.51	9.25	12.3	14.7	13.5	5,661
Lazard Ltd.	LAZ	46.33	28.85	47.63	3.74	3.35	3.15	12.4	13.8	14.7	5,693
Bio-Rad Laboratories, Inc.	BIO	226.31	140.53	230.40	4.75	4.38	4.45	47.6	51.7	50.9	6,700
Keysight Technologies, Inc.	KEYS	38.93	26.87	41.99	2.24	2.21	2.40	17.4	17.6	16.2	7,190
Mattel, Inc.	MAT	21.53	19.41	34.24	1.39	1.78	1.18	15.5	12.1	18.2	7,376
KKR & Co. L.P.	KKR	18.60	11.63	20.34	1.21	0.68	2.06	15.4	27.4	9.0	8,474
Western Union Co.	WU	19.05	18.52	22.70	1.70	1.51	1.81	11.2	12.6	10.5	8,992
Snap-on, Inc.	SNA	158.00	145.17	181.73	8.10	10.07	10.70	19.5	15.7	14.8	9,098
Interpublic Group of Cos., Inc.	IPG	24.60	21.67	25.34	1.25	1.51	1.58	19.7	16.3	15.6	9,720
CBRE Group, Inc.	CBG	36.40	24.11	37.47	2.05	2.30	2.46	17.8	15.8	14.8	12,299
J.M. Smucker Co.	SJM	118.33	117.47	157.31	6.73	8.17	8.09	17.6	14.5	14.6	13,423
Viacom, Inc.	VIAB	33.57	33.30	46.72	5.06	3.81	4.21	6.6	8.8	8.0	13,468
Nielsen Holdings plc	NLSN	38.66	36.96	55.94	2.63	2.81	2.77	14.7	13.8	14.0	13,813
Laboratory Corp. of America Holdings	LH	154.14	119.51	154.82	7.91	8.83	9.60	19.5	17.5	16.1	15,815
Mohawk Industries, Inc.	MHK	241.69	175.52	248.24	10.56	13.04	14.02	22.9	18.5	17.2	17,958
Northern Trust Corp.	NTRS	97.21	61.86	98.72	3.85	4.71	4.82	25.2	20.6	20.2	22,211
Royal Caribbean Cruises Ltd.	RCL	109.23	65.10	115.63	4.83	7.12	7.82	22.6	15.3	14.0	23,491
Janus Henderson Group plc	JHG	33.11	30.24	34.85	N/A	N/A	2.21	N/A	N/A	15.0	36,189

Note: Holdings are as of June 30, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2017 stock price. NM=Not Meaningful.

800.292.7435	23

Ariel Appreciation Fund statistical summary	06/30/17 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar

Company	Ticker symbol	Price 06/30/17	Low	High	2015 actual calendar	2016 actual calendar	Forward 12 months estimate	2015 actual P/E	2016 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group, Inc.	BRS	7.65	6.21	21.88	2.18	(0.44)	(3.23)	3.5	NM	NM	269
International Speedway Corp.	ISCA	37.55	30.05	40.31	1.44	1.68	1.60	26.1	22.4	23.5	1,665
MSG Networks, Inc.	MSGN	22.45	14.73	25.30	N/A	2.25	2.32	N/A	10.0	9.7	1,686
Houlihan Lokey, Inc.	HLI	34.90	20.96	36.65	1.27	1.83	2.03	27.5	19.1	17.2	2,545
Anixter Intl, Inc.	AXE	78.20	51.50	88.00	5.29	5.06	5.37	14.8	15.5	14.6	2,626
U.S. Silica Holdings, Inc.	SLCA	35.49	31.79	61.49	0.22	0.68	2.25	161.3	52.2	15.8	2,877
Kennametal, Inc.	KMT	37.42	20.40	43.09	2.26	1.71	2.23	16.6	21.9	16.8	3,003
The Madison Square Garden Co.	MSG	196.90	160.96	206.60	N/A	0.30	1.53	N/A	656.3	128.7	4,635
Charles River Laboratories Intl, Inc.	CRL	101.15	67.20	102.32	3.76	4.56	5.13	26.9	22.2	19.7	4,818
First American Financial Corp.	FAF	44.69	35.28	45.75	2.74	2.99	3.45	16.3	14.9	13.0	4,939
BOK Financial Corp.	BOKF	84.13	56.72	88.78	4.23	4.43	5.23	19.9	19.0	16.1	5,503
JLL	JLL	125.00	86.62	126.80	10.19	8.51	9.25	12.3	14.7	13.5	5,661
Lazard Ltd.	LAZ	46.33	28.85	47.63	3.74	3.35	3.15	12.4	13.8	14.7	5,693
Bio-Rad Laboratories, Inc.	BIO	226.31	140.53	230.40	4.75	4.38	4.45	47.6	51.7	50.9	6,700
Keysight Technologies, Inc.	KEYS	38.93	26.87	41.99	2.24	2.21	2.40	17.4	17.6	16.2	7,190
Mattel, Inc.	MAT	21.53	19.41	34.24	1.39	1.78	1.18	15.5	12.1	18.2	7,376
Nordstrom, Inc.	JWN	47.83	36.79	62.82	3.21	3.25	2.98	14.9	14.7	16.1	7,940
KKR & Co. L.P.	KKR	18.60	11.63	20.34	1.21	0.68	2.06	15.4	27.4	9.0	8,474
BorgWarner, Inc.	BWA	42.36	27.63	45.05	3.04	3.45	3.64	13.9	12.3	11.6	8,990
Western Union Co.	WU	19.05	18.52	22.70	1.70	1.51	1.81	11.2	12.6	10.5	8,992
Snap-on, Inc.	SNA	158.00	145.17	181.73	8.10	10.07	10.70	19.5	15.7	14.8	9,098
Interpublic Group of Cos., Inc.	IPG	24.60	21.67	25.34	1.25	1.51	1.58	19.7	16.3	15.6	9,720
CBRE Group, Inc.	CBG	36.40	24.11	37.47	2.05	2.30	2.46	17.8	15.8	14.8	12,299
National Oilwell Varco	NOV	32.94	29.79	43.63	3.45	0.59	0.90	9.5	55.8	36.6	12,519
J.M. Smucker Co.	SJM	118.33	117.47	157.31	6.73	8.17	8.09	17.6	14.5	14.6	13,423
Viacom, Inc.	VIAB	33.57	33.30	46.72	5.06	3.81	4.21	6.6	8.8	8.0	13,468
Nielsen Holdings plc	NLSN	38.66	36.96	55.94	2.63	2.81	2.77	14.7	13.8	14.0	13,813
Laboratory Corp. of America Holdings	LH	154.14	119.51	154.82	7.91	8.83	9.60	19.5	17.5	16.1	15,815
T. Rowe Price Group, Inc.	TROW	74.21	62.97	78.95	4.63	4.91	5.30	16.0	15.1	14.0	17,904
Omnicom Group, Inc.	OMC	82.90	78.67	89.66	4.67	5.41	5.53	17.8	15.3	15.0	19,130
Willis Towers Watson plc	WLTW	145.46	112.76	150.47	7.03	7.96	8.97	20.7	18.3	16.2	19,698
Stanley Black & Decker, Inc.	SWK	140.73	110.44	143.85	6.59	7.89	8.39	21.4	17.8	16.8	21,528
Blackstone Group L.P.	BX	33.35	22.45	33.93	1.82	2.00	2.85	18.3	16.7	11.7	21,656
Northern Trust Corp.	NTRS	97.21	61.86	98.72	3.85	4.71	4.82	25.2	20.6	20.2	22,211
Cardinal Health, Inc.	CAH	77.92	62.70	85.52	4.87	5.15	5.29	16.0	15.1	14.7	24,623
Franklin Resources, Inc.	BEN	44.79	31.59	45.60	3.22	2.95	3.04	13.9	15.2	14.7	25,176
Progressive Corp.	PGR	44.09	30.54	45.03	2.02	1.70	2.59	21.8	25.9	17.0	25,616
Zimmer Biomet Holdings, Inc.	ZBH	128.40	95.63	133.21	6.90	7.96	8.73	18.6	16.1	14.7	25,885
CBS Corp.	CBS	63.78	48.88	70.10	3.34	3.74	4.52	19.1	17.1	14.1	25,958
AFLAC, Inc.	AFL	77.68	66.50	79.86	5.64	6.62	6.70	13.8	11.7	11.6	30,917
Illinois Tool Works, Inc.	ITW	143.25	103.08	150.29	5.57	6.57	7.03	25.7	21.8	20.4	49,486
Thermo Fisher Scientific, Inc.	TMO	174.47	139.07	176.92	7.39	8.28	9.51	23.6	21.1	18.3	68,256

Note: Holdings are as of June 30, 2017. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2017 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2017 stock price. NM=Not Meaningful.

24	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—99.52%	Value
	Consumer discretionary & services—30.93%
760,340	Royal Caribbean Cruises Ltd.	$83,051,938
3,097,708	MSG Networks, Inc.(a)	69,543,544
2,718,066	Interpublic Group of Cos., Inc.	66,864,424
1,604,924	Adtalem Global Education, Inc.	60,906,866
1,806,025	Viacom, Inc., Class B	60,628,259
961,608	Meredith Corp.	57,167,596
2,623,500	Mattel, Inc.	56,483,955
200,204	Mohawk Industries, Inc.(a)	48,387,305
3,316,077	TEGNA, Inc.	47,784,669
983,952	International Speedway Corp., Class A	36,947,398
911,100	Nielsen Holdings plc	35,223,126
169,124	The Madison Square Garden Co., Class A(a)	33,300,516
241,765	Sotheby’s(a)	12,975,527
19,883	Graham Holdings Co., Class B	11,922,841

		681,187,964

	Consumer staples—1.82%
339,345	J.M. Smucker Co.	40,154,694

	Energy—0.58%
1,928,817	Contango Oil & Gas Co.(a)(b)	12,807,345

	Financial services—31.00%
2,208,503	Lazard Ltd., Class A	102,319,944
5,283,539	KKR & Co. L.P.	98,273,825
699,699	JLL	87,462,375
2,336,253	CBRE Group, Inc., Class A(a)	85,039,609
2,098,132	Janus Henderson Group plc	69,469,150
697,700	Northern Trust Corp.	67,823,417
1,508,988	First American Financial Corp.	67,436,674
464,478	Dun & Bradstreet Corp.	50,233,296
1,780,054	Western Union Co.	33,910,029
150,163	Fair Isaac Corp.	20,934,224

		682,902,543

	Health care—9.46%
746,826	Charles River Laboratories Intl, Inc.(a)	75,541,450
312,043	Bio-Rad Laboratories, Inc.(a)	70,618,451
403,600	Laboratory Corp. of America Holdings(a)	62,210,904

		208,370,805

	Materials & processing—3.99%
1,092,397	Simpson Manufacturing Co., Inc.	47,748,673
1,132,861	U.S. Silica Holdings, Inc.	40,205,237

		87,953,910

	Producer durables—19.37%
1,054,800	Zebra Technologies Corp.(a)	106,028,496
2,006,841	Kennametal, Inc.	75,095,990
1,402,385	Keysight Technologies, Inc.(a)	54,594,848
1,414,828	Brady Corp., Class A	47,962,669
894,616	MTS Systems Corp.(b)	46,341,109
229,013	Snap-on, Inc.	36,184,054
203,466	Littelfuse, Inc.	33,571,890
3,503,801	Bristow Group, Inc.(b)	26,804,078

		426,583,134

800.292.7435	25

Ariel Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—99.52%	Value
	Technology—2.37%
665,942	Anixter Intl, Inc.(a)	$52,076,664

	Total common stocks (Cost $1,360,991,335)	2,192,037,059

Number of shares	Short-term investments—0.43%	Value
9,475,432	Northern Institutional Treasury Portfolio, 0.87%(c)	$9,475,432

	Total short-term investments (Cost $9,475,432)	9,475,432

	Total Investments—99.95% (Cost $1,370,466,767)	2,201,512,491

	Other Assets less Liabilities—0.05%	1,152,892

	Net Assets—100.00%	$2,202,665,383

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

26	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—96.16%	Value
	Consumer discretionary & services—23.30%
2,779,430	Interpublic Group of Cos., Inc.	$68,373,978
727,400	Omnicom Group, Inc.	60,301,460
994,700	BorgWarner, Inc.	42,135,492
1,895,500	Mattel, Inc.	40,810,115
1,177,800	Viacom, Inc., Class B	39,538,746
782,900	Nordstrom, Inc.	37,446,107
519,900	CBS Corp., Class B	33,159,222
798,500	Nielsen Holdings plc	30,870,010
1,236,037	MSG Networks, Inc.(a)	27,749,031
474,858	International Speedway Corp., Class A	17,830,918
56,566	The Madison Square Garden Co., Class A(a)	11,137,845

		409,352,924

	Consumer staples—2.88%
427,575	J.M. Smucker Co.	50,594,950

	Energy—2.44%
1,303,600	National Oilwell Varco	42,940,584

	Financial services—32.96%
1,049,600	AFLAC, Inc.	81,532,928
717,300	Northern Trust Corp.	69,728,733
1,559,800	First American Financial Corp.	69,707,462
1,256,720	Lazard Ltd., Class A	58,223,838
324,800	Willis Towers Watson plc	47,245,408
779,400	Progressive Corp.	34,363,746
961,952	Houlihan Lokey, Inc.	33,572,125
1,723,100	Western Union Co.	32,825,055
1,474,768	KKR & Co. L.P.	27,430,685
793,500	Blackstone Group L.P.	26,463,225
200,080	JLL	25,010,000
419,300	Franklin Resources, Inc.	18,780,447
501,850	CBRE Group, Inc., Class A(a)	18,267,340
214,489	BOK Financial Corp.	18,044,959
240,650	T. Rowe Price Group, Inc.	17,858,636

		579,054,587

	Health care—16.64%
544,000	Laboratory Corp. of America Holdings(a)	83,852,160
644,700	Zimmer Biomet Holdings, Inc.	82,779,480
251,354	Thermo Fisher Scientific, Inc.	43,853,732
390,980	Charles River Laboratories Intl, Inc.(a)	39,547,627
431,000	Cardinal Health, Inc.	33,583,520
38,725	Bio-Rad Laboratories, Inc.(a)	8,763,855

		292,380,374

	Materials & processing—1.84%
911,280	U.S. Silica Holdings, Inc.	32,341,327

	Producer durables—15.17%
428,899	Stanley Black & Decker, Inc.	60,358,956
1,415,115	Keysight Technologies, Inc.(a)	55,090,427
1,334,400	Kennametal, Inc.	49,933,248

800.292.7435	27

Ariel Appreciation Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—96.16%	Value
	Producer durables—15.17% (continued)
315,650	Illinois Tool Works, Inc.	$45,216,862
236,000	Snap-on, Inc.	37,288,000
2,426,964	Bristow Group, Inc.(b)	18,566,275

		266,453,768

	Technology—0.93%
208,289	Anixter Intl, Inc.(a)	16,288,200

	Total common stocks (Cost $1,101,665,151)	1,689,406,714

Number of shares	Short-term investments—1.14%	Value
19,973,390	Northern Institutional Treasury Portfolio, 0.87%(c)	$19,973,390

	Total short-term investments (Cost $19,973,390)	19,973,390

	Total Investments—97.30% (Cost $1,121,638,541)	1,709,380,104

	Other Assets less Liabilities—2.70%	47,490,797

	Net Assets—100.00%	$1,756,870,901

(a)Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at June 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—99.00%	Value

	Consumer discretionary & services—8.69%
63,500	BorgWarner, Inc.	$2,689,860
31,000	Adtalem Global Education, Inc.	1,176,450
27,800	Bed Bath & Beyond, Inc.	845,120

		4,711,430

	Consumer staples—5.01%
33,800	CVS Health Corp.	2,719,548

	Energy—9.49%
24,400	Exxon Mobil Corp.	1,969,812
51,300	National Oilwell Varco	1,689,822
31,000	Apache Corp.	1,485,830

		5,145,464

	Financial services—29.15%
156,200	KKR & Co. L.P.	2,905,320
50,000	Lazard Ltd., Class A	2,316,500
24,300	JPMorgan Chase & Co.	2,221,020
114,100	Western Union Co.	2,173,605
32,700	Bank of New York Mellon Corp.	1,668,354
7,000	Goldman Sachs Group, Inc.	1,553,300
29,800	Progressive Corp.	1,313,882
24,300	First American Financial Corp.	1,085,967
17,000	Blackstone Group L.P.	566,950

		15,804,898

	Health care—17.06%
18,800	Laboratory Corp. of America Holdings(a)	2,897,832
20,300	Zimmer Biomet Holdings, Inc.	2,606,520
16,500	Johnson & Johnson	2,182,785
131,200	Hanger, Inc.(a)	1,561,280

		9,248,417

	Materials & processing—7.36%
132,882	Barrick Gold Corp.	2,114,152
82,200	Mosaic Co.	1,876,626

		3,990,778

	Producer durables—11.43%
9,311	Lockheed Martin Corp.	2,584,827
15,800	Stanley Black & Decker, Inc.	2,223,534
13,800	Zebra Technologies Corp.(a)	1,387,176

		6,195,537

	Technology—10.81%
56,800	Oracle Corp.	2,847,952
13,700	International Business Machines Corp.	2,107,471
11,600	Anixter Intl, Inc.(a)	907,120

		5,862,543

	Total common stocks (Cost $44,075,442)	53,678,615

800.292.7435	29

Ariel Focus Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Short-term investments—0.93%	Value
503,268	Northern Institutional Treasury Portfolio, 0.87%(b)	$503,268

	Total short-term investments (Cost $503,268)	503,268

	Total Investments—99.93% (Cost $44,578,710)	54,181,883

	Other Assets less Liabilities—0.07%	39,564

	Net Assets—100.00%	$54,221,447

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	ARIELINVESTMENTS.COM

Ariel Discovery Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—93.08%	Value

	Consumer discretionary & services—20.70%
195,797	Rosetta Stone, Inc.(a)	$2,110,692
241,957	Century Casinos, Inc.(a)	1,783,223
80,002	XO Group, Inc.(a)	1,409,635
78,348	West Marine, Inc.	1,006,772
22,065	Strattec Security Corp.	781,101
26,700	Movado Group, Inc.	674,175
55,575	Gaia, Inc.(a)	622,440
8,700	International Speedway Corp., Class A	326,685

		8,714,723

	Energy—6.47%
79,800	Green Brick Partners, Inc.(a)	913,710
73,300	Gulf Island Fabrication, Inc.	850,280
143,902	Mitcham Industries, Inc.(a)	572,730
58,354	Contango Oil & Gas Co.(a)	387,470

		2,724,190

	Financial services—16.74%
144,908	Cowen Group, Inc., Class A(a)	2,354,755
30,600	First American Financial Corp.	1,367,514
74,100	Capital Southwest Corp.	1,191,528
87,193	Safeguard Scientifics, Inc.(a)	1,037,597
15,200	MB Financial, Inc.	669,408
28,600	Atlas Financial Holdings, Inc.(a)	426,140

		7,046,942

	Health care—3.04%
148,785	Kindred Biosciences, Inc.(a)	1,279,551

	Materials & processing—2.57%
39,831	Landec Corp.(a)	591,490
382,291	Orion Energy Systems, Inc.(a)	489,333

		1,080,823

	Producer durables—9.13%
41,199	Team, Inc.(a)	966,117
21,798	CRA International, Inc.	791,703
117,200	Ballantyne Strong, Inc.(a)	785,240
95,300	Bristow Group, Inc.	729,045
64,625	Spartan Motors, Inc.	571,931

		3,844,036

	Technology—29.99%
480,135	RealNetworks, Inc.(a)	2,078,985
201,480	PCTEL, Inc.	1,426,478
171,834	Telenav, Inc.(a)	1,391,855
122,625	TechTarget, Inc.(a)	1,271,621
142,664	Pendrell Corp.(a)	1,031,461
126,600	GSI Technology, Inc.(a)	995,076
389,800	Glu Mobile, Inc.(a)	974,500
261,032	Synacor, Inc.(a)	952,767
320,780	SeaChange Intl, Inc.(a)	853,275
89,000	Edgewater Technology, Inc.(a)	607,870
68,000	Electro Scientific Industries, Inc.(a)	560,320
63,010	GlassBridge Enterprises, Inc.(a)	249,520
22,930	Digi International, Inc.(a)	232,739

		12,626,467

800.292.7435	31

Ariel Discovery Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—93.08%	Value

	Utilities—4.44%
165,685	ORBCOMM, Inc.(a)	$1,872,240

	Total common stocks (Cost $38,567,818)	39,188,972

Number of shares	Short-term investments—5.63%	Value
2,372,043	Northern Institutional Treasury Portfolio, 0.87%(b)	$2,372,043

	Total short-term investments (Cost $2,372,043)	2,372,043

	Total Investments—98.71% (Cost $40,939,861)	41,561,015

	Other Assets less Liabilities—1.29%	541,244

	Net Assets—100.00%	$42,102,259

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2017.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

32	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—88.05%	Value

	Australia—0.23%
236,286	AMP Ltd.	$942,553

	Canada—1.36%
97,192	IGM Financial, Inc.	3,014,391
32,372	Suncor Energy, Inc.	945,847
20,378	Magna International, Inc.	943,944
30,590	Hydro One Ltd.	547,969

		5,452,151

	China—7.92%
1,139,000	China Mobile Ltd.	12,086,680
65,597	Baidu, Inc. ADR(a)	11,732,679
143,110	China Mobile Ltd. ADR	7,597,710
60,000	Shenzhou International Group Holdings, Ltd.	394,239

		31,811,308

	Denmark—0.66%
62,024	Novo Nordisk A/S	2,656,123

	Finland—5.69%
3,677,883	Nokia Corp. ADR	22,655,759
28,466	Nokia Corp.	174,104

		22,829,863

	France—5.59%
112,558	Michelin (CGDE)	14,964,165
54,183	Safran SA	4,965,661
8,994	Euler Hermes Group	1,068,340
9,553	Thales SA	1,028,249
4,334	Sanofi	414,619

		22,441,034

	Germany—11.11%
245,630	Deutsche Boerse AG	25,928,089
2,788,546	Telefonica Deutschland Holding	13,927,733
104,112	Dialog Semiconductor plc(a)	4,444,913
5,261	Drillisch AG	316,907

		44,617,642

	Hong Kong—0.66%
7,323,321	Li & Fung Ltd.	2,663,896

	Italy—3.06%
2,317,835	Snam SpA	10,102,155
70,590	Azimut Holdings SpA	1,414,958
150,827	Italgas SpA	761,765

		12,278,878

	Japan—17.05%
39,200	Nintendo Co., Ltd.	13,132,305
457,900	NTT DOCOMO, Inc.	10,796,629
181,600	Nippon Telegraph & Telephone Corp.	8,573,425
64,300	Shimamura Co., Ltd.	7,866,353
42,800	Daito Trust Construction Co., Ltd.	6,657,355
139,700	Japan Tobacco, Inc.	4,902,386
911,300	Seven Bank Ltd.	3,257,102
89,800	Canon, Inc.	3,046,693
44,500	Toyota Motor Corp.	2,331,527
12,900	Murata Manufacturing Co., Ltd.	1,957,795

800.292.7435	33

Ariel International Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—88.05%	Value

	Japan—17.05% (continued)
23,800	Secom Co., Ltd.	$1,803,912
35,700	Subaru Corp.	1,201,691
16,700	Chugai Pharmaceutical Co., Ltd.	624,348
5,671	Toyota Motor Corp. ADR	595,568
24,400	Ono Pharmaceutical Co.,Ltd.	531,713
13,200	ASKUL Corp.	405,477
22,100	Japan Exchange Group, Inc.	399,853
4,200	Takeda Pharmaceutical Co., Ltd.	213,183
3,600	Mabuchi Motor Co., Ltd.	178,920

		68,476,235

	Luxembourg—1.34%
38,155	RTL Group(b)	2,881,382
79,196	Tenaris ADR	2,466,163
268	RTL Group(c)	20,313

		5,367,858

	Netherlands—7.12%
920,252	Koninklijke Ahold Delhaize N.V.	17,594,842
182,917	Gemalto N.V.	10,978,675

		28,573,517

	Singapore—0.54%
105,800	United Overseas Bank Ltd.	1,776,717
75,700	Singapore Exchange Ltd.	403,587

		2,180,304

	Spain—2.66%
345,917	Endesa SA	7,968,947
70,471	Tecnicas Reunidas SA	2,725,742

		10,694,689

	Sweden—0.41%
65,360	H&M Hennes & Mauritz AB, Class B	1,628,434

	Switzerland—9.56%
76,255	Roche Holding AG	19,419,617
26,221	Swisscom AG	12,652,474
862	SGS SA	2,087,354
105,145	UBS AG	1,780,743
16,680	Nestle SA	1,451,607
9,410	Novartis AG	785,453
101	Givaudan SA	202,021

		38,379,269

	United Arab Emirates—0.19%
2,561,105	Dubai Financial Market(a)	770,009

	United Kingdom—8.73%
872,315	GlaxoSmithKline plc	18,581,679
90,482	Reckitt Benckiser Group plc	9,173,310
263,648	National Grid plc	3,268,370
39,823	GlaxoSmithKline plc ADR	1,717,168
397,985	British Telecom Group plc	1,527,853
26,527	Diageo plc	783,769

		35,052,149

34	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—88.05%	Value

	United States—4.17%
66,073	Philip Morris Intl, Inc.	$7,760,274
31,476	Core Laboratories N.V.	3,187,574
32,980	EOG Resources, Inc.	2,985,350
30,919	Fluor Corp.	1,415,472
23,136	Occidental Petroleum Corp.	1,385,152

		16,733,822

	Total common stocks (Cost $327,756,146)	353,549,734

Number of shares	Investment companies—1.92%	Value

	Exchange Traded Funds—1.92%
186,469	Vanguard FTSE Developed Markets ETF	$7,704,899

	Total Investment companies (Cost $7,038,480)	7,704,899

Number of shares	Short-term investments—5.44%	Value

21,834,194	Northern Institutional Treasury Portfolio, 0.87%(d)	$21,834,194

	Total short-term investments (Cost $21,834,194)	21,834,194

	Total Investments—95.41% (Cost $356,628,820)	383,088,827
	Cash, Foreign Currency, Other Assets less Liabilities—4.59%	18,413,405

	Net Assets—100.00%	$401,502,232

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at June 30, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	35

Ariel Global Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—92.81%	Value

	Australia—0.10%
24,314	AMP Ltd.	$96,989

	Canada—0.81%
13,113	IGM Financial, Inc.	406,697
7,877	Suncor Energy, Inc.	230,151
2,092	Magna International, Inc.	96,905
2,635	Hydro One Ltd.	47,201

		780,954

	Chile—0.51%
19,470	Banco Santander-Chile ADR	494,733

	China—10.09%
27,616	Baidu, Inc. ADR(a)	4,939,398
232,000	China Mobile Ltd.	2,461,905
44,218	China Mobile Ltd. ADR	2,347,533

		9,748,836

	Denmark—0.41%
9,304	Novo Nordisk A/S	398,436

	Finland—4.57%
682,605	Nokia Corp. ADR	4,204,847
34,994	Nokia Corp.	214,031

		4,418,878

	France—4.26%
22,729	Michelin (CGDE)	3,021,736
10,847	Safran SA	994,085
973	Thales SA	104,730

		4,120,551

	Germany—5.03%
31,552	Deutsche Boerse AG	3,330,550
257,497	Telefonica Deutschland Holding	1,286,100
5,676	Dialog Semiconductor plc(a)	242,329

		4,858,979

	Hong Kong—0.18%
486,000	Li & Fung Ltd.	176,785

	Italy—1.05%
232,724	Snam SpA	1,014,315

	Japan—7.78%
89,500	NTT DOCOMO, Inc.	2,110,282
33,300	Nippon Telegraph & Telephone Corp.	1,572,109
4,250	Nintendo Co., Ltd.	1,423,783
4,500	Daito Trust Construction Co., Ltd.	699,956
16,100	Japan Tobacco, Inc.	564,985
2,100	Murata Manufacturing Co., Ltd.	318,711
4,100	Toyota Motor Corp.	214,815
2,800	Secom Co., Ltd.	212,225
1,700	Shimamura Co., Ltd.	207,975
5,800	Subaru Corp.	195,233

		7,520,074

36	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—92.81%	Value
	Mexico—0.42%
122,441	Wal-Mart de Mexico SAB de CV	$284,231
12,718	Santander Mexico Financial Group ADR	122,602

		406,833

	Netherlands—3.27%
97,549	Koninklijke Ahold Delhaize N.V.	1,865,097
21,494	Gemalto N.V.	1,290,069

		3,155,166

	Singapore—0.30%
17,000	United Overseas Bank Ltd.	285,484

	South Korea—0.06%
1,821	LG Display Co., Ltd.	59,047

	Spain—0.94%
39,533	Endesa SA	910,728

	Switzerland—7.66%
19,731	Roche Holding AG	5,024,831
4,151	Swisscom AG	2,002,991
109	SGS SA	263,946
1,206	Nestle SA	104,954

		7,396,722

	Thailand—0.59%
98,100	Kasikornbank PCL	573,766

	United Kingdom—6.35%
61,450	GlaxoSmithKline plc ADR	2,649,724
112,081	GlaxoSmithKline plc	2,387,501
49,697	National Grid plc	616,080
4,781	Reckitt Benckiser Group plc	484,711

		6,138,016

	United States—38.43%
99,129	Microsoft Corp.	6,832,962
75,092	Gilead Sciences, Inc.	5,315,012
32,183	Johnson & Johnson	4,257,489
26,192	Philip Morris Intl, Inc.	3,076,250
18,018	Berkshire Hathaway, Inc., Class B(a)	3,051,709
27,573	American Express Co.	2,322,750
28,453	Southern Co.	1,362,330
26,514	Fluor Corp.	1,213,811
27,019	Verizon Communications, Inc.	1,206,669
7,426	Costco Wholesale Corp.	1,187,640
8,910	Sempra Energy	1,004,603
10,499	Schlumberger Ltd.	691,254
6,811	Core Laboratories N.V.	689,750
13,109	U.S. Bancorp	680,619
11,038	Occidental Petroleum Corp.	660,845
5,886	Quest Diagnostics, Inc.	654,288
133,951	Acacia Research Corp.(a)	549,199
4,462	EOG Resources, Inc.	403,900
5,460	Discover Financial Services	339,557
2,616	CME Group, Inc.	327,628
6,818	Coach, Inc.	322,764

800.292.7435	37

Ariel Global Fund schedule of investments	06/30/17 (UNAUDITED)

Number of shares	Common stocks—92.81%	Value

	United States—38.43% (continued)
2,924	Tractor Supply Co.	$158,510
17,535	Pandora Media, Inc.(a)	156,412
1,168	Accenture plc, Class A	144,458
785	FactSet Research Systems, Inc.	130,451
2,719	TripAdvisor, Inc.(a)	103,866
1,205	InterDigital, Inc.	93,147
265	Acuity Brands, Inc.	53,869
791	Intercontinental Exchange, Inc.	52,143
948	Church & Dwight Co., Inc.	49,182
853	Expeditors International of Washington, Inc.	48,177

		37,141,244

	Total common stocks (Cost $79,213,567)	89,696,536

Number of shares	Short-term investments—5.15%	Value

4,972,719	Northern Institutional Treasury Portfolio, 0.87%(b)	$4,972,719

	Total short-term investments (Cost $4,972,719)	4,972,719

	Total Investments—97.96% (Cost $84,186,286)	94,669,255
	Cash, Foreign Currency, Other Assets less Liabilities—2.04%	1,971,242

	Net Assets—100.00%	$96,640,497

(a)Non-income producing.

(b)The rate presented is the rate in effect at June 30, 2017.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

38	ARIELINVESTMENTS.COM

Notes to the schedules of investments	06/30/17 (UNAUDITED)

NOTE ONE   |   ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bancorp Fund Services, LLC serves as the Funds’ transfer agent.

NOTE TWO   |   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at June 30, 2017.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

800.292.7435	39

Notes to the schedules of investments	06/30/17 (UNAUDITED)

The following tables summarize the inputs used as of June 30, 2017 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$2,201,512,491	$1,709,380,104	$54,181,883	$41,561,015
Level 2	—	—	—	—
Level 3	—	—	—	—

Fair value at 06/30/17	$2,201,512,491	$1,709,380,104	$54,181,883	$41,561,015

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Consumer discretionary	$35,896,988	$—	$—	$35,896,988
Consumer staples	41,666,188	—	—	41,666,188
Energy	23,797,984	—	—	23,797,984
Financials	39,986,334	770,009	—	40,756,343
Health care	44,943,902	—	—	44,943,902
Industrials	11,479,568	—	—	11,479,568
Information technology	68,122,924	—	—	68,122,924
Materials	202,021	—	—	202,021
Real estate	6,657,355	—	—	6,657,355
Telecommunication services	67,479,410	—	—	67,479,410
Utilities	12,547,051	—	—	12,547,051

Total common stocks	$352,779,725	$770,009	$—	$353,549,734
Exchange traded funds	7,704,899	—	—	7,704,899
Short-term investments	21,834,194	—	—	21,834,194

Total investments	$382,318,818	$770,009	$—	$383,088,827

Other financial instruments
Forward currency contracts^	$—	$(67,768)	$—	$(67,768)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$4,498,588	$—	$—	$4,498,588
Consumer staples	7,617,051	—	—	7,617,051
Energy	3,690,215	—	—	3,690,215
Financials	12,215,678	—	—	12,215,678
Health care	20,687,280	—	—	20,687,280
Industrials	3,440,043	—	—	3,440,043
Information technology	19,919,194	—	—	19,919,194
Real estate	699,955	—	—	699,955
Telecommunication services	12,987,590	—	—	12,987,590
Utilities	3,940,942	—	—	3,940,942

Total common stocks	$89,696,536	$—	$—	$89,696,536
Short-term investments	4,972,719	—	—	4,972,719

Total investments	$94,669,255	$—	$—	$94,669,255

Other financial instruments
Forward currency contracts ^	$—	$(194,657)	$—	$(194,657)

There were no transfers between levels for the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund. Transfers between levels are recognized at the end of the reporting period.

*	As of June 30, 2017, the only Level 2 investments held were securities fair valued due to market closure and forward currency contracts. See Schedule of Investments and Note Five, Forward Currency Contracts.

40	ARIELINVESTMENTS.COM

Notes to the schedules of investments	06/30/17 (UNAUDITED)

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Appreciation of forward currency contracts and Depreciation of forward currency contracts at June 30, 2017. See Note Five, Forward Currency Contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gains (losses) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE   |   TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the nine months ended June 30, 2017, with affiliated companies:

	Share activity				Nine months ended June 30, 2017
Security name	Balance September 30, 2016	Purchases	Sales	Balance June 30, 2017	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Bristow Group, Inc.	3,147,795	852,506	496,500	3,503,801	$26,804,078	$645,385	$(18,576,967)
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	12,807,345	—	—
MTS Systems Corp.	894,616	—	—	894,616	46,341,109	805,154	—

					$85,952,532	$1,450,539	$(18,576,967)

Ariel Appreciation Fund
Bristow Group, Inc.	2,426,964	—	—	2,426,964	$18,566,275	$509,662	$—

NOTE FOUR   |   FEDERAL INCOME TAXES

At June 30, 2017, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$ 1,413,428,460	$ 1,129,373,625	$ 44,921,206	$ 41,035,558	$ 356,990,939	$ 84,516,498

Gross unrealized appreciation	960,134,587	721,754,638	13,970,222	8,183,723	32,467,324	12,700,135
Gross unrealized depreciation	(172,050,556)	(141,748,159)	(4,709,545)	(7,658,266)	(6,369,436)	(2,547,378)

Net unrealized appreciation	$788,084,031	$580,006,479	$9,260,677	$525,457	$26,097,888	$10,152,757

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Fund’s determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

800.292.7435	41

Notes to the schedules of investments	06/30/17 (UNAUDITED)

NOTE FIVE   |   FORWARD CURRENCY CONTRACTS

At June 30, 2017, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
08/03/2017	UBS AG	USD	717,365	CAD	986,500	$(43,864)
08/03/2017	UBS AG	GBP	521,937	CNH	4,697,352	(10,324)
08/03/2017	UBS AG	JPY	777,948,531	CNH	48,235,896	(167,431)
08/03/2017	UBS AG	USD	1,088,658	CNH	7,565,794	(24,148)
08/03/2017	UBS AG	USD	11,762,758	CNH	81,747,051	(260,918)
08/03/2017	UBS AG	GBP	1,372,793	EUR	1,612,903	(55,599)
08/03/2017	UBS AG	NOK	9,765,552	EUR	1,021,694	1,442
08/03/2017	UBS AG	SEK	21,488,178	EUR	2,217,036	18,863
08/03/2017	UBS AG	USD	5,192,722	EUR	4,711,063	(198,185)
08/03/2017	UBS AG	USD	1,986,712	JPY	219,716,838	30,229
08/03/2017	UBS AG	AUD	17,683,000	USD	13,066,853	517,699
08/03/2017	UBS AG	GBP	7,504,358	USD	9,717,866	67,472
08/03/2017	UBS AG	JPY	1,194,441,696	USD	10,656,000	(20,016)
08/03/2017	UBS AG	NOK	7,346,332	USD	846,979	33,610
08/03/2017	UBS AG	SGD	3,463,349	USD	2,475,000	42,026
08/03/2017	UBS AG	SEK	34,361,584	USD	3,906,848	180,169

Subtotal UBS AG						111,025

08/03/2017	Northern Trust	AUD	1,171,593	CAD	1,190,044	(18,243)
08/03/2017	Northern Trust	AUD	3,016,493	CAD	3,064,000	(46,971)
08/03/2017	Northern Trust	GBP	307,935	CAD	538,703	(14,155)
08/03/2017	Northern Trust	EUR	490,128	CNH	3,756,000	8,411
08/03/2017	Northern Trust	JPY	333,437,398	EUR	2,700,180	(120,723)
08/03/2017	Northern Trust	USD	1,644,960	EUR	1,491,761	(62,074)
08/03/2017	Northern Trust	AUD	1,792,999	CHF	1,301,000	17,545
08/03/2017	Northern Trust	AUD	1,685,378	USD	1,245,747	49,005
08/03/2017	Northern Trust	AUD	1,504,037	USD	1,111,709	43,732
08/03/2017	Northern Trust	AUD	606,073	USD	447,979	17,623
08/03/2017	Northern Trust	JPY	597,905,091	USD	5,338,915	(14,830)
08/03/2017	Northern Trust	SEK	5,588,717	USD	635,262	29,468

Subtotal Northern Trust						(111,212)

08/03/2017	JPMorgan Chase	GBP	538,204	CAD	958,000	(37,443)
08/03/2017	JPMorgan Chase	USD	2,116,348	CNH	14,707,557	(46,898)
08/03/2017	JPMorgan Chase	AUD	5,414,706	EUR	3,629,600	6,342
08/03/2017	JPMorgan Chase	GBP	1,218,033	USD	1,577,841	10,418

Subtotal JPMorgan Chase						(67,581)

Total						$(67,768)

42	ARIELINVESTMENTS.COM

Notes to the schedules of investments	06/30/17 (UNAUDITED)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel Global Fund
08/03/2017	UBS AG	NOK	1,773,839	EUR	185,583	$262
08/03/2017	UBS AG	USD	2,653,358	EUR	2,407,242	(101,268)
08/03/2017	UBS AG	EUR	274,061	CNH	2,099,545	4,801
08/03/2017	UBS AG	JPY	147,521,784	CNH	9,146,936	(31,750)
08/03/2017	UBS AG	USD	3,288,412	CNH	22,853,309	(72,942)

Subtotal UBS AG						(200,897)

08/03/2017	Northern Trust	USD	968,383	JPY	107,100,261	14,702
08/03/2017	Northern Trust	AUD	332,958	GBP	190,026	8,002
08/03/2017	Northern Trust	SEK	2,107,900	GBP	185,007	9,476
08/03/2017	Northern Trust	AUD	1,821,484	EUR	1,221,000	2,113
08/03/2017	Northern Trust	CAD	825,836	EUR	545,000	13,605
08/03/2017	Northern Trust	CAD	327,810	EUR	216,334	5,400
08/03/2017	Northern Trust	JPY	72,615,231	EUR	588,039	(26,291)
08/03/2017	Northern Trust	SEK	4,652,001	EUR	479,538	4,577
08/03/2017	Northern Trust	USD	243,387	EUR	217,418	(5,406)
08/03/2017	Northern Trust	USD	476,614	EUR	432,226	(17,985)
08/03/2017	Northern Trust	AUD	803,473	CHF	583,000	7,862
08/03/2017	Northern Trust	CAD	570,805	CHF	407,753	14,251
08/03/2017	Northern Trust	USD	921,831	CHF	904,938	(24,066)

Subtotal Northern Trust						6,240

Total						$(194,657)

NOTE SIX | RECENT PRONOUNCEMENTS

New and Amended Financial Reporting Rules and Forms: In October 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

New Accounting Pronouncement: In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

800.292.7435	43

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
President, Ariel Investments, LLC

James W. Compton*	Retired President and Chief Executive Officer, Chicago Urban League

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Merrillyn J. Kosier	Chief Marketing Officer, Mutual Funds
Executive Vice President, Ariel Investments, LLC

Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd

Stephen C. Mills*	President, New York Knickerbockers

John W. Rogers, Jr.	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

Royce N. Flippin, Jr.	Trustees Emeritus (no Trustee duties or responsibilities)
H. Carl McCall

* Independent Trustee

44	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund. It replaced the Russell 2000® Value Index as the Fund’s secondary benchmark beginning with the September 30, 2016 annual report.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund. For Ariel Fund, this index is included for historical reference only.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	45

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• twitter.com/arielfunds

• facebook.com/arielinvestments

What’s inside

•	Distortions of Epic Proportions Find out how Ariel uses original research to uncover price dislocations in the market.

•	A Contrarian’s View on Risk Learn why Portfolio Manager Rupal Bhansali believes we shouldn’t let short-term rewards blind us to risks.

•	Uncovering Small Gems Read which stocks are unloved, underfollowed and underpriced according to Portfolio Manager David Maley.

•	A Barbell Quarter Learn why Portfolio Manager Charlie Bobrinskoy calls this an Anna Karenina quarter.

•	Company Spotlights Read our investment thesis on CBS Corporation, Safeguard Scientifics and Thermo Fisher Scientific, and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

•	Value Investing Read the enclosed Investor’s Business Daily article where John W. Rogers, Jr. provides an in-depth look at value investing, and the patient long-term philosophy that still guides him today. It is also available at arielinvestments.com.

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.
TPI (43,000) ©08/17 AI–02